Van Kampen High Yield Municipal Fund
                          Item 77(O) 10F-3 Transactions
                         December 1, 2004 - May 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  JEA   3/16/    -     $97.90 $277,53  20,000    7.21%  0.45%   Bear,    Bear
 Water    05                   0,000    ,000                    Stearn  Stearn
  and                                                            s &       s
 Sewer                                                           Co.
System                                                          Inc.,
                                                                Citigr
                                                                 oup,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

                                                                Bear,
                                                                Stearn
                                                                 s &
Virgin                                                           Co.
  ia    5/13/    -     $97.75 $448,26  10,000    2.23%  0.22%   Inc.,    Bear
Tobacc    05                   0,000    ,000                    Citigr  Stearn
   o                                                             oup,      s
Settle                                                          First
 ment                                                           Albany
Financ                                                          Capita
e Corp                                                            l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                 s, A
                                                                Divisi
                                                                on of
                                                                Scott
                                                                  &
                                                                String
                                                                fellow
                                                                , Inc.
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Davenp
                                                                ort &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                , Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                 UBS
                                                                Financ
Puerto                                                           ial
 Rico   6/3/0    -     $103.6 $1,336,  10,000    0.75%  0.22%   Servic    UBS
Infras    5              7    333,535   ,000                      es    Financ
tructu                                                          Inc.,     ial
  re                                                            Citigr  Servic
                                                                 oup,     es
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation